--------------------------------------------------------------------------------
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                        NEW YORK STATE OPPORTUNITY FUNDS
                        --------------------------------


                              NEW YORK EQUITY FUND
                              --------------------










                                  ANNUAL REPORT
                                 MARCH 31, 2002













  INVESTMENT ADVISER                                    ADMINISTRATOR
  ------------------                                    -------------
 PINNACLE ADVISORS LLC                            ULTIMUS FUND SOLUTIONS, LLC
4605 East Genesee Street                               P.O. Box 46707
 DeWitt, New York 13214                           Cincinnati, Ohio 45246-0707
                                                        1.888.899.8344



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

May 17, 2002


Dear Shareholders:

It is with regret that for the second straight year I must write this letter explaining how the return of our fund was down. Our negative 23.96% return compares quite unfavorable to the S&P 500, which managed a positive return of 0.24% for the same period.

A year ago, I explained how we were hurt by our technology and telecommunications exposure. Now I seem to sound like a broken record, but the extent of the meltdown in telecommunications and technology surpassed even my most pessimistic expectations. The only consolation to this historical decline in the equity markets is that our fund was not the only one affected. It is important to point out that corporate profits saw their largest drop in almost thirty (30) years during this bear market.

So although you may have heard that we only had a mild recession, that does not represent what went on in corporations throughout the country. Only recently have we begun to hear, ever so cautiously, about some companies seeing a potential uptick in business spending. So if you are a shareholder who has ridden the good times only to experience the pain of the downturn, what should you do now?

I can honestly say that I believe the worst of the deflating bubble is behind us. When things were going great a couple of years ago it is reasonable to now look back and conclude that stocks were way overpriced. Conversely things have been extremely negative in the stock market and somewhere in the future we will probably conclude that stocks were over sold during this period. It is my belief the mutual funds that got hurt the worst the past couple years will be the better performers the next few years.

As an investor, it is important to look at stock market investments over a long period of time. It is a fact that many poor performing funds two (2) years ago became the stellar funds to own during the bear market. I concede to you that we have been a poor performer the last two years. However, I won't concede that going forward we will continue to be. Actually, many positions we own can have substantial gains at the slightest indication of a recovery.

I thank you for your patience through this most difficult market environment and will be diligent to participate in the inevitable recovery.


Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd
Portfolio Manager

                                 [Logo omitted]

                              NEW YORK EQUITY FUND

Comparison of the Change in Value of a $10,000 investment in the New York Equity
                    Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]


            New York Equity Fund                                     S&P 500 Index
    -----------------------------------                 -----------------------------------
     5/13/1997                   $9,525                  5/13/1997                  $10,000
     6/30/1997       1.10%       $9,630                  6/30/1997       6.51%      $10,651
     9/30/1997       5.44%      $10,154                  9/30/1997       7.49%      $11,449
    12/31/1997       5.16%      $10,678                 12/31/1997       2.87%      $11,778
     3/31/1998      12.22%      $11,982                  3/31/1998      13.95%      $13,420
     6/30/1998       2.46%      $12,277                  6/30/1998       3.30%      $13,864
     9/30/1998     -10.16%      $11,030                  9/30/1998      -9.95%      $12,485
    12/31/1998      22.75%      $13,539                 12/31/1998      21.30%      $15,143
     3/31/1999       0.07%      $13,549                  3/31/1999       4.98%      $15,898
     6/30/1999       5.30%      $14,267                  6/30/1999       7.05%      $17,019
     9/30/1999      -2.62%      $13,893                  9/30/1999      -6.24%      $15,956
    12/31/1999      21.93%      $16,940                 12/31/1999      14.88%      $18,330
     3/31/2000      10.81%      $18,771                  3/31/2000       2.29%      $18,751
     6/30/2000       4.77%      $19,666                  6/30/2000      -2.66%      $18,252
     9/30/2000       5.50%      $20,748                  9/30/2000      -0.97%      $18,075
    12/31/2000     -12.73%      $18,107                 12/31/2000      -7.81%      $16,663
     3/31/2001     -34.05%      $11,941                  3/31/2001     -11.86%      $14,687
     6/30/2001       6.96%      $12,772                  6/30/2001       5.85%      $15,547
     9/30/2001     -34.93%       $8,311                  9/30/2001     -14.68%      $13,264
    12/31/2001      17.09%       $9,731                 12/31/2001      10.69%      $14,687
     3/31/2002      -6.70%       $9,079                  3/31/2002       0.27%      $14,722

        Past performance is not predictive of future performance.

-------------------------------------
|                                     |
|       NEW YORK EQUITY FUND          |
|   AVERAGE ANNUAL TOTAL RETURNS(a)   |
|  (FOR PERIODS ENDED MARCH 31, 2002) |
|                                     |
|    1 YEAR      SINCE INCEPTION*     |
|    ------      ---------------      |
|    -27.60%          -1.96%          |
|                                     |
 -------------------------------------

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NEW YORK EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2002


ASSETS
     Investment in securities:
         At acquisition cost                                       $  7,937,355
                                                                   ============
         At value (Note 1)                                         $  6,547,250
     Cash                                                                18,870
     Dividends receivable                                                   135
     Receivable for capital shares sold                                  20,053
     Other assets                                                         2,176
                                                                   ------------
         TOTAL ASSETS                                                 6,588,484
                                                                   ------------

LIABILITIES
     Payable to affiliates (Note 3)                                       4,500
     Other accrued expenses                                               5,836
                                                                   ------------
         TOTAL LIABILITIES                                               10,336
                                                                   ------------

NET ASSETS                                                         $  6,578,148
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 11,564,039
     Accumulated net realized losses from security transactions      (3,595,786)
     Net unrealized depreciation on investments                      (1,390,105)
                                                                   ------------
NET ASSETS                                                         $  6,578,148
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                761,825
                                                                   ============

Net asset value and redemption price per share                     $       8.63
                                                                   ============

Maximum offering price per share ($8.63/95.25%) (Note 1)           $       9.06
                                                                   ============




         See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDING MARCH 31, 2002


INVESTMENT INCOME
     Dividends                                                     $     40,035
                                                                   ------------
EXPENSES
     Investment advisory fees (Note 3)                                   78,571
     Professional fees                                                   21,748
     Accounting services fees (Note 3)                                   21,875
     Distribution fees (Note 3)                                          19,630
     Administrative services fees (Note 3)                               17,500
     Custodian fees                                                      15,256
     Insurance expense                                                   14,444
     Transfer agent and shareholder services fees (Note 3)               13,125
     Registration fees                                                   11,102
     Amortization of organization expenses (Note 1)                       9,964
     Trustees' fees and expenses                                          9,000
     Postage and supplies                                                 8,570
     Printing of shareholder reports                                      6,847
     Other expenses                                                       5,775
                                                                   ------------
           TOTAL EXPENSES                                               253,407
     Fees waived and expenses reimbursed by the Advisor (Note 3)        (91,302)
                                                                   ------------
           NET EXPENSES                                                 162,105
                                                                   ------------

NET INVESTMENT LOSS                                                    (122,070)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                  (1,986,152)
     Net change in unrealized appreciation/
           depreciation on investments                                  (74,784)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (2,060,936)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (2,183,006)
                                                                   ============




           See accompanying notes to financial statements.

                                           NEW YORK EQUITY FUND
                                   STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED          YEAR ENDED
                                                                MARCH 31, 2002      MARCH 31, 2001
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
      Net investment loss                                       $   (122,070)       $   (110,481)
      Net realized losses from security transactions              (1,986,152)         (1,573,253)
      Net change in unrealized appreciation/
            depreciation on investments                              (74,784)         (3,746,911)
                                                                ------------        ------------
Net decrease in net assets from operations                        (2,183,006)         (5,430,645)
                                                                ------------        ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net realized gains from security transactions                     --              (916,512)(a)
                                                                ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                      902,523           5,510,195
      Net asset value of shares issued in reinvestment
            of distributions to shareholders                            --               815,638
      Payments for shares redeemed                                  (688,954)         (1,490,781)
                                                                ------------        ------------
Net increase in net assets from capital share transactions           213,569           4,835,052
                                                                ------------        ------------

TOTAL DECREASE IN NET ASSETS                                      (1,969,437)         (1,512,105)

NET ASSETS
      Beginning of year                                            8,547,585          10,059,690
                                                                ------------        ------------
      End of year                                               $  6,578,148        $  8,547,585
                                                                ============        ============

CAPITAL SHARE ACTIVITY
      Shares sold                                                     83,359             286,382
      Shares issued in reinvestment of
            distributions to shareholders                               --                50,914
      Shares redeemed                                                (74,661)           (106,155)
                                                                ------------        ------------
      Net increase in shares outstanding                               8,698             231,141
      Shares outstanding, beginning of year                          753,127             521,986
                                                                ------------        ------------
      Shares outstanding, end of year                                761,825             753,127
                                                                ============        ============



(a) The tax character of distributions paid during the year ended March 31, 2001 were as follows:

            Ordinary Income                                        $ 850,068
            Long-Term Capital Gains                                   66,444
                                                                 -----------
                                                                   $ 916,512
                                                                 ===========


                               See accompanying notes to financial statements.

                                                   NEW YORK EQUITY FUND
                                                   FINANCIAL HIGHLIGHTS


                                               Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED      YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                MARCH 31,         MARCH 31,       MARCH 31,          MARCH 31,        MARCH 31,
                                                 2002               2001            2000               1999            1998 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $       11.35     $       19.27   $        14.15     $       12.58     $       10.00
                                            -------------     -------------   --------------     -------------     -------------

Income from investment operations:
  Net investment loss                               (0.16)            (0.15)           (0.17)            (0.05)            (0.01)
  Net realized and unrealized gains
   (losses) on investments                          (2.56)            (6.49)            5.58              1.69              2.59
                                            -------------     -------------   --------------     -------------     -------------
Total from investment operations                    (2.72)            (6.64)            5.41              1.64              2.58
                                            -------------     -------------   --------------     -------------     -------------

Distributions from net realized gains                --               (1.28)           (0.29)            (0.07)             --
                                            -------------     -------------   --------------     -------------     -------------

Net asset value at end of period            $        8.63     $       11.35   $        19.27     $       14.15     $       12.58
                                            =============     =============   ==============     =============     =============

TOTAL RETURN (b)                                  -23.96%           -36.38%           38.55%            13.07%         25.80% (d)
                                            =============     =============   ==============     =============     =============

Net assets at end of period                 $   6,578,148     $   8,547,585   $   10,059,690     $   6,296,704     $   1,581,185
                                            =============     =============   ==============     =============     =============


Ratio of net expenses to average
  net assets (c)                                     2.06%             2.08%            1.98%             1.97%         1.93% (e)

Ratio of net investment loss to
  average net assets                                -1.55%            -0.91%           -1.15%            -0.60%        -0.20% (e)

Portfolio turnover rate                               106%              224%             154%               96%           25%




(a) Represents  the period from the initial  public  offering of shares (May 12, 1997) through March 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads.

(c) Ratios of expense to average net  assets,  assuming no waiver of fees and/or reimbursement of expenses by the Advisor,  would have been 3.26%,  2.49%, 2.74%, 4.49% and 13.85%(e) for the periods ended March 31, 2002,
    2001,  2000, 1999 and 1998, respectively (Note 3).

(d) Not annualized.

(e) Annualized.


                                        See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2002


--------------------------------------------------------------------------------
        SHARES    COMMON STOCKS - 99.2%                                VALUE
--------------------------------------------------------------------------------

                  ENERGY - 4.7%
        30,000    Plug Power, Inc. (a)                                $ 311,100
                                                                   ------------

                  CONSUMER DISCRETIONARY - 5.4%
        15,000    AOL Time Warner, Inc. (a)                             354,750
                                                                   ------------

                  MATERIALS - 2.6%
         7,000    Albany Molecular Research (a)                         167,790
                                                                   ------------

                  FINANCIALS - 34.1%
         6,000    Bank of New York Co., Inc.                            252,120
         2,000    Bear Stearns Cos., Inc.                               125,500
         5,000    Citigroup, Inc.                                       247,600
         3,000    Goldman Sachs Group, Inc.                             270,750
         5,000    J.P. Morgan Chase & Co.                               178,250
         5,000    Lehman Brothers Holdings, Inc.                        323,200
         2,500    M&T Bank Corp.                                        200,925
         5,000    Morgan Stanley Dean Witter & Co.                      286,550
        10,000    Nasdaq - 100 Index Tracking Stock (a)                 360,900
                                                                   ------------
                                                                      2,245,795
                  HEALTHCARE - 4.0%
         4,000    Barr Laboratories, Inc. (a)                           263,280
                                                                   ------------

                  INDUSTRIALS - 9.2%
       100,000    Mechanical Technology (a)                             347,000
         6,500    Paychex, Inc.                                         258,050
                                                                   ------------
                                                                        605,050
                                                                   ------------

                  INFORMATION TECHNOLOGY - 32.8%
       400,000    AppliedTheory Corp. (a)                                55,200
        30,000    Anaren Microwave, Inc. (a)                            435,900
       350,000    CopyTele, Inc. (a)                                    175,000
        60,000    Corning Inc                                           457,200
        15,000    Powerwave Technologies                                193,050
        12,500    Siebel Systems, Inc.                                  407,625
        12,500    Symbol Technologies, Inc.                             140,500
        25,000    Tibco Software, Inc. (a)                              294,000
                                                                   ------------
                                                                      2,158,475
                                                                   ------------
                  TELECOMMUNICATIONS SERVICES - 6.4%
        50,000    Terayon Communications (a)                            424,000
                                                                   ------------


                  TOTAL COMMON STOCKS - 99.2% (Cost $7,920,345)     $ 6,530,240
                                                                   ------------




                  See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 MARCH 31, 2002


--------------------------------------------------------------------------------
        SHARES    MONEY MARKET SECURITIES - 0.3%                       VALUE
--------------------------------------------------------------------------------

        17,010    Milestone Treasury Obligation Portfolio -
                    Investor Shares (Cost $17,010)                  $    17,010
                                                                   ------------
                  TOTAL INVESTMENTS AT VALUE - 99.5%
                    (Cost $7,937,355)                               $ 6,547,250

                  OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%           30,898
                                                                   ------------

                  NET ASSETS - 100.0%                               $ 6,578,148
                                                                   ============


 (a) Non-income producing security.





                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

     The New York Equity Fund (the "Fund") is a non-diversified series of The New York State Opportunity Funds (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the "Advisor") purchased the initial shares of the Fund at $10 per share. The Fund began the public offering of shares on May 12, 1997.

     The Fund seeks to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price). The redemption price per share is equal to the net asset value per share.

     INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend date. The Fund will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to losses deferred due to wash sales. For the year ended March 31, 2002, no distributions were required.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of $8,016,229 as of March 31, 2002:

         Gross unrealized appreciation                 $   723,472
         Gross unrealized depreciation                  (2,192,451)
                                                    --------------
         Net unrealized depreciation                  $ (1,468,979)
                                                    ==============

     The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $3,060,079, of which $883,673 expire on March 31, 2009 and $2,176,406 expire on March 31, 2010. In addition, the Fund had net realized capital losses of $456,833 during the period from November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended March 31, 2002, the Fund reclassified net investment losses of $122,070 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,534,907 and $8,150,591, respectively, for the year ended March 31, 2002.

3.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Advisor voluntarily waived its entire investment advisory fee of $78,571 and reimbursed the Fund $12,731 of additional operating expenses for the year ended March 31, 2002.

     The President of the Adviser is also President and a Trustee of the Trust.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


3.   TRANSACTIONS WITH AFFILIATES (Continued)

     ADMINISTRATION AGREEMENTS
     Under the terms of an Administration Agreement in effect since August 24, 2000, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum of $2,000. The foregoing fee has been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later then 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $17,500 for administrative services.

     Certain officers of the Trust are also officers of Ultimus.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Ultimus in effect since August 24, 2000, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. The foregoing fee has been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $13,125 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


3.   TRANSACTIONS WITH AFFILIATES (Continued)

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of an Accounting Services Agreement between the Trust and Ultimus in effect since August 24, 2000, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. The foregoing fees have been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such times as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $21,875 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

     UNDERWRITING AGREEMENT
     The principal underwriter of the Fund's shares is Pinnacle Investments, Inc. (the "Underwriter"), an affiliate of the Advisor. During the year ended March 31, 2002, the Underwriter received underwriter commissions of $5,454 and broker commissions of $3,411 in connection with the sale of Fund shares.

     PORTFOLIO TRANSACTIONS
     A significant portion of the Fund's portfolio transactions are executed through the Underwriter. For the year ended March 31, 2002, brokerage commissions of $80,611 were paid by the Fund to the Underwriter.

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For year ended March 31, 2002, the Fund incurred $19,630 in distribution-related expenses under the Plan.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
The New York Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Equity Fund, a series of The New York Opportunity Funds (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, and for the period from May 12, 1997 through March 31, 1998 were audited by other independent accountants whose report on these financial statements, dated April 23, 1999 was unqualified.


PricewaterhouseCoopers LLP

New York, New York
May 10, 2002

                              NEW YORK EQUITY FUND


BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:


Trustee             Address                               Age    Position Held with the Trust    Length of Time Served
-------             -------                               ---    ----------------------------    ---------------------
*Gregg A. Kidd      4605 E. Genesee Street,               40     President and Trustee           Since November 1996
                    DeWitt, NY
Joseph Masella      One Unity Plaza at Franklin Square,   52     Trustee                         Since February 1997
                    Syracuse, NY
Joseph E. Stanton   206 Lafayette Lane,                   75     Trustee                         Since February 1997
                    Fayetteville, NY
Mark E. Wadach      110 Treeland Circle,                  50     Trustee                         Since February 1997
                    Syracuse, NY
Robert G. Dorsey    135 Merchant Street, Suite 230,       45     Vice President                  Since September 2000
                    Cincinnati, OH
Mark J. Seger       135 Merchant Street, Suite 230,       40     Treasurer                       Since September 2000
                    Cincinnati, OH
John F. Splain      135 Merchant Street, Suite 230,       45     Secretary                       Since September 2000
                    Cincinnati, OH

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Joseph E. Stanton is the former owner of Stanton's (a grocery store).

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company. Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

                              NEW YORK EQUITY FUND


Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information.